UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund -- Class J Shares -- declined 5.04% for the year ended May 31, 2012, compared to a decline of 0.41% for the Standard & Poor’s 500 Index over this period. Please see pages 4 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
Over the course of the last 12 months the U.S. equity markets have taken investors on quite a ride. Month after month the headlines continue to repeat the same things with differing levels of emphasis, leaving a difficult road to navigate for investors of all stripes. None of the world economic and geopolitical concerns seem to show signs of abating and as we head out of spring; a similar pattern to that of a year ago appears to be emerging.

The Fund has experienced distinct periods of volatility during the last fiscal year. In fact, a large part the Fund’s underperformance for the year can be attributed to the volatile returns during the month of July 2011. (To read more about the July underperformance, as well as other performance periods, please visit the Commentary page of our website at https://www.jenseninvestment.com/jmf/forms-and-literature/#tab=factsheetsandcommentaries.)

While the Fund recovered much of that July underperformance over the next two months, the overall markets entered a low quality company rally beginning in October and continuing through the first quarter of calendar year 2012. The S&P 500 Index returned nearly 26% during this rally. One indication of the low quality nature of that rally can be found by looking at market returns for the period measured by the S&P Earnings and Dividend Quality Rankings. Companies with more consistent earnings and dividend payments are ranked higher by S&P than those companies that are typically more volatile. During the six month period from October 2011 to March 2012, the lowest performing companies in the S&P 500 Index were rated A- or better, while the best performing companies were rated B+ or worse. We were not displeased by the absolute performance of the Fund during this period, but with nearly three-quarters of our companies rated A- or better, it bears noting the nature of the rally.

As investors looked for what to do after a period of large reward, concern over risk took hold once again. The S&P 500 Index declined 6.01% in May 2012 alone, essentially wiping out the gains of the previous 11 months of this reporting period. Perhaps as confounding to us is that it seems that companies with high quality foundations – the very companies in which we invest the vast majority of the Fund – have been routinely ignored by investors following a risk-on, risk-off pattern of investing. Indeed, the Fund’s worst relative performance for the fiscal year came from companies rated A and A+ in the S&P Quality Rankings. These made up more than half of the companies in the Fund.

The Jensen Investment Committee feels confident in the long-term outlook for the companies rated A and A+ in the S&P Quality Rankings, as well as all other portfolio holdings. We believe the very resilience of these businesses should allow them to continue their record of consistent performance in such inconsistent times.

Given all of the lingering concerns and issues around the globe that are confronting businesses and investors alike, it stands to reason that uncertainty and fear are again at the forefront. Ongoing problems to be dealt with include: 1) the Eurozone debt crisis, 2) the continuing decline of Greece and the potential collapse of the Eurozone, 3) the U.S. sovereign debt downgrade and recent downgrade of a number of U.S. banks, 4) Middle East tensions, 5) the slowdown in emerging Asia, and 6) persistent domestic economic issues from stubbornly high unemployment to the impending “fiscal cliff” with no clear path forward, all against the backdrop of a hyperpartisan election cycle.

The Effect at Jensen
During the fiscal year, specific stock selection added value in the Materials and Consumer Discretionary sectors, while detracting from returns primarily in the Information Technology and Health Care sectors. From a sector perspective, our underweighting in the Financials sector added value.

Despite ongoing volatility, or perhaps because of it, we continue to find what we believe are attractive opportunities across the Fund. That is particularly true for companies that are positioned for growth from overseas operations, especially in emerging markets.

Our top contributors to performance for the fiscal year were Abbott Laboratories, Microsoft, Equifax and Nike. While these companies are in different sectors, their particular combination of strong future business prospects, technological prowess, innovation-focused strategies and relatively attractive market prices made these businesses compelling. Each of them operates in a sector that we believe is well positioned for future long-term growth.

Significant detractors from the Fund’s performance for the fiscal year included Oracle, Stryker, Cognizant Technology Solutions and United Technologies.

Shares in Oracle struggled as the company had its first quarterly earnings miss in 10 years, fueling concerns by some investors about new product cycles and the growth of its hardware business. Stryker

Annual Report	Jensen Quality Growth Fund	1

experienced an abrupt change at the CEO level and other management changes that raised short-term concerns about the direction of the company. Cognizant revised its fiscal year guidance – although its revised guidance is still at a robust level – causing concern as to whether customers will continue to spend on IT projects. Lastly, United Technologies highlighted the fact that emerging Asia growth was slowing at the same time that the company is completing a major acquisition that is expected to close shortly.

We evaluate issues such as these within our daily work as an investment team. Although the Jensen Investment Committee shares similar concern over these issues we also look at the longer term opportunities for each of our businesses as a matter of course. Within that broader context we remain comfortable with the business prospects for these underperforming stocks. In some cases our allocation has been increased to reflect additional conviction in the opportunity for long-term returns.

Fund Additions and Eliminations
Jensen sold Sysco during this period. As the largest North American distributor of food and related products to the restaurant industry, questions persisted around end market weakness and execution risk with business transformation initiatives. With these threats to future growth in place, we believed there were more attractive quality growth businesses in which to invest.

Laboratory Corporation of America (LabCorp), the second largest independent clinical laboratory company in the US, was added to the Fund during the period. LabCorp exhibits the components we seek in a quality growth company such as strong competitive advantages and attractive long-term growth prospects. LabCorp is the number two North American clinical lab in terms of volume in an industry that is highly fragmented outside of the top two competitors. The importance of economies of scale makes the size of the business crucial. LabCorp benefits from scale and other operational advantages including a uniform IT platform across the majority of its business. This combination positions LabCorp as the industry’s low cost leader - a critical competitive advantage. Additionally, it benefits from relatively stable end market demand, strong market share position and improving industry dynamics resulting from the consolidation of the laboratory testing business over the past decade. In line with our approach to adding businesses, not only do we feel LabCorp is a quality company, but we were able to purchase the stock at what we believe is an attractive price.

A position in Varian Medical Systems was started at the end of the period with continuing investment in early December. Varian is a medical equipment company focused primarily on x-ray technology applications whose devices include radiation therapy products, x-ray tubes and digital image detectors. The company’s sales are split between domestic and foreign markets, primarily Europe and Asia. Varian has a dominant global market share and a large installed base of radiation therapy equipment. Switching costs are high due to a steep learning curve for using the equipment and the need for a robust service infrastructure. The company believes it can grow sales at low double-digit rates and its earnings slightly faster. Overall, health care concerns have given us what we believe is an attractive entry point for the stock. To fund this new position, the Investment Committee trimmed positions from the Fund’s existing Health Care holdings.

Additional Performance Perspective
Another item that has been a hot topic of discussion involves the performance of stocks we do not own. In this case we refer to Apple. Indeed, ownership of Apple stock seems to be more ubiquitous within investment portfolios than the ownership by consumers of its popular iPhone. Its dominance in shaping the recent returns of popular U.S. large cap equity indices is startling. Apple contributed strongly to the returns of the S&P 500 Index over the last year, such that nearly half of the relative underperformance of the Fund would have been recovered. So why doesn’t Jensen own it? Simply put, the company hasn’t lived up to our standards -- yet.

The Jensen Quality Growth Fund strives to own companies with durable competitive advantages and persistently high levels of business performance. Our starting point, the Jensen Quality Universe™, is a select universe of companies that have a history of Returns on Equity of 15% or more (as determined by the Investment Committee) for each of 10 consecutive years. Achieving such a record demonstrates to us that a company possesses competitive advantages that we believe can allow it to produce business returns in excess of its capital costs. The merits of patiently waiting for a business to achieve this record of business performance have been demonstrated over our history as a firm and in research performed by our investment team. Our research has shown us that a company with a high ROE for a number of consecutive years is likely to maintain a high ROE in subsequent years, as it continues to create value for long-term shareholders.

Apple does not meet this standard for inclusion at this time. The company may very well continue to perform at high levels as a business and eventually qualify for Jensen’s consideration. Assuming it does we will, at that time, perform the same in-depth analysis of the company that has been a hallmark of our investment process. But until then we will stand by the lessons we have learned over our history and construct portfolios of companies that have rightfully earned a place in the Jensen Quality Universe.

2	Jensen Quality Growth Fund	Annual Report

The Jensen Outlook
The outlook for the global economy continues to trend as a slowdown. While the U.S. economy has been more self-sustaining in recent quarters it is by no means in a sound growth period. With low interest rates expected to continue through at least 2014 and the announcement of an extension of Operation Twist from the Federal Reserve, policymakers are exhibiting continued concern over the lack of growth. The Eurozone debt crisis is having an impact on growth and will likely continue to do so -- despite the slight progress that has been made recently -- until such time that more substantial efforts are taken and investors see a path toward a stronger foundation. Global Gross Domestic Product (GDP) is seen as slowing, as emerging markets such as China and India are experiencing rising inflation and slowing exports.

In spite of the ongoing difficulties, or perhaps because of them, we continue to see opportunities in our lineup of companies. Within our Fund, high quality companies with strong balance sheets and significant cash balances are showcasing the flexibility to invest in growth, either organically or through acquisitions. They can also execute share repurchase programs – some quite substantive – and pay increasing dividends. In fact, as of May 31, 2012, 24 of our holdings (out of 29 total) have paid dividends and all of them increased their dividends within the last year, with the exception of two, one of whom just recently indicated its own increase. As importantly, despite tough economic times the average increase is over 10%. We see this commitment as a clear sign of each company’s strength and an indication that such strength can continue into the future.

The Jensen Quality Growth Fund’s companies benefit from a balance of revenues from inside the U.S. as well as outside. Growth in the U.S. may be slow but steady and Europe may already be well into another recession. Large emerging markets are not growing as fast as they had been. Nonetheless, the balanced business models of our companies, facilitated by disciplined execution, should provide consistent business performance. We believe these quality businesses are well positioned to handle the challenges that will confront them. There is ample opportunity to maintain already strong market share, while also providing a strong return on invested capital within a low capital cost environment – a recipe for increasing business value. This is precisely what we are looking for with the knowledge that business value creation is generally reflected in long-term stock performance. We expect the markets to again reflect this reality in the future – even if it requires a level of patience for such reflection to take place.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,
The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 2012 and is subject to change, any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future holdings are subject to risk.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Standard & Poor’s (“S&P”) Earnings and Dividend Quality Rankings: S&P analyzes about 4,000 stocks traded on the NYSE, AMEX and Nasdaq exchange based upon each firm’s per-share earnings and dividend records, then recalculates “core earnings” by backing out certain items (extraordinary items, discontinued operations, impairment charges, etc.) Figures are also adjusted for changes in rates of earnings/dividend growth, stability over a long-term trend and cyclicality. S&P then divides stocks into a quality category matrix, ranking each stock from A+ to D, basing rankings upon each individual company’s growth and stability of earnings and dividends. Past performance does not guarantee future results.

Earnings Growth is not a measure of the fund’s future performance.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Return On Invested Capital (ROIC): Represents the ratio between operating profit and average capital employed. The ROIC measures the return on the capital employed to service both shareholders and creditors.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended May 31, 2012	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	-5.04	13.19%	1.14%	3.35%
S&P 500 Stock Index	-0.41	14.92%	-0.92%	4.14%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2002 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended May 31, 2012	1 year	3 years	5 years	Since Inception
				July 30, 2003
Jensen Quality Growth Fund - Class R	-5.26%	12.96%	0.91%	4.33%
S&P 500 Stock Index	-0.41%	14.92%	-0.92%	5.37%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended May 31, 2012	1 year	3 years	5 years	Since Inception
				July 30, 2003
Jensen Quality Growth Fund - Class I	-4.76%	13.54%	1.43%	4.83%
S&P 500 Stock Index	-0.41%	14.92%	-0.92%	5.37%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Annual Report

Investments by Sector as of May 31, 2012
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Annual Report	Jensen Quality Growth Fund	7

Statement of Assets & Liabilities
May 31, 2012

Assets:
Investments, at value (cost $3,071,150,093)	$3,789,727,382
Income receivable	8,246,193
Receivable for investments sold	9,016,942
Receivable for capital stock issued	3,065,368
Other assets	90,297
Total Assets	3,810,146,182

Liabilities:
Payable to Investment Adviser	1,666,249
Payable for capital stock redeemed	8,304,131
Accrued distribution fees	941,033
Accrued directors fees	53,910
Accrued expenses and other liabilities	1,102,280
Total Liabilities	12,067,603
Net Assets	$3,798,078,579

Net Assets Consist of:
Capital stock	$3,163,496,213
Accumulated undistributed net investment income	8,122,437
Accumulated net realized loss	(92,117,360)
Unrealized appreciation on investments	718,577,289
Total Net Assets	$3,798,078,579

Net Assets Consist of:
Class J Shares:
Net assets	$2,307,633,865
Shares outstanding	84,450,079
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized, $.001 par value)	$27.33
Class R Shares:
Net assets	$40,216,264
Shares outstanding	1,477,440
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$27.22
Class I Shares:
Net assets	$1,450,228,450
Shares outstanding	53,033,857
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$27.35

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Annual Report

Schedule of Investments
May 31, 2012 (showing percentage of total net assets)

Common Stocks - 99.03%

shares	Aerospace & Defense - 4.59%	value
2,353,000	United Technologies Corporation	$174,380,830

shares	Air Freight & Logistics - 2.83%	value
1,845,000	CH Robinson Worldwide, Inc.	$107,489,700

shares	Beverages - 6.95%	value
884,000	The Coca-Cola Company	$66,061,320
2,915,000	PepsiCo, Inc.	$197,782,750
		$263,844,070

shares	Capital Markets - 3.91%	value
2,577,000	T. Rowe Price Group, Inc.	$148,409,430

shares	Chemicals - 5.02%	value
923,000	Ecolab, Inc.	$58,342,830
1,244,000	Praxair, Inc.	$132,162,560
		$190,505,390

shares	Electrical Equipment - 4.69%	value
3,807,100	Emerson Electric Company	$178,058,067

	Electronic Equipment, Instruments
shares	& Components - 3.77%	value
2,693,200	Amphenol Corporation Class A	$143,251,308

	Health Care Equipment &
shares	Supplies - 13.23%	value
1,771,000	Becton Dickinson & Company	$129,513,230
849,000	CR Bard, Inc.	$82,514,310
2,142,400	Medtronic, Inc.	$78,926,016
2,347,000	Stryker Corporation	$120,753,150
1,550,000	Varian Medical Systems, Inc. (a)	$90,923,000
		$502,629,706

	Health Care Providers &
shares	Services - 2.16%	value
985,000	Laboratory Corporation of America Holdings (a)	$82,030,800

shares	Household Products - 8.73%	value
1,451,000	Colgate-Palmolive Company	$142,633,300
3,033,000	The Procter & Gamble Company	$188,925,570
		$331,558,870

shares	Industrial Conglomerates - 4.81%	value
2,163,500	3M Company	$182,621,035

shares	IT Services - 8.62%	value
2,361,500	Automatic Data Processing, Inc.	$123,152,225
2,556,000	Cognizant Technology Solutions Corporation
	Class A (a)	$148,887,000
1,853,000	Paychex, Inc.	$55,534,410
		$327,573,635

shares	Life Sciences Tools & Services - 2.78%	value
1,323,000	Waters Corporation (a)	$105,548,940

shares	Media - 4.11%	value
3,271,000	Omnicom Group, Inc.	$155,961,280

shares	Pharmaceuticals - 4.21%	value
2,585,000	Abbott Laboratories	$159,727,150

shares	Professional Services - 3.68%	value
3,098,000	Equifax, Inc.	$139,936,660

shares	Software - 12.75%	value
4,541,000	Adobe Systems, Inc. (a)	$140,998,050
6,182,000	Microsoft Corporation	$180,452,580
6,158,000	Oracle Corporation	$163,002,260
		$484,452,890

	Textiles, Apparel & Luxury Goods -
shares	2.19%	value
768,000	Nike, Inc.	$83,082,240

Total Common Stocks		value
(Cost $3,042,484,712)		$3,761,062,001

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments continued

Short-Term Investments - 0.75%

shares	Money Market Fund - 0.75%	value
28,665,381		Fidelity Institutional Government Portfolio -
	Class I, 0.01% (b)	$28,665,381

Total Short-Term Investments		value
(Cost $28,665,381)		$28,665,381

Total Investments		value
(Cost $3,071,150,093) - 99.78%		$3,789,727,382
Other Assets in Excess of Liabilities - 0.22%		$8,351,197
TOTAL NET ASSETS - 100.00%		$3,798,078,579

(a)	Non-income producing security.
(b)	Variable rate security. The rate listed is as of May 31, 2012.

The accompanying notes are an integral part of these financial statements.

10	Jensen Quality Growth Fund	Annual Report

Statement of Operations
Year Ended May 31, 2012

Investment Income:
Dividend income	$81,705,552
Interest income	3,213
81,708,765
Expenses:
Investment advisory fees	19,528,463
12b-1 fees - Class J	5,995,648
Sub transfer agent expenses - Class J	1,904,254
Administration fees	1,325,710
Shareholder servicing fees - Class I	409,434
Custody fees	302,534
Transfer agent fees - Class J	268,129
Fund accounting fees	231,471
Reports to shareholders - Class J	203,196
Federal and state registration fees	194,841
12b-1 fees - Class R	183,443
Directors’ fees and expenses	159,077
Transfer agent expenses	151,001
Professional fees	82,214
Other	52,630
Reports to shareholders - Class I	48,876
Shareholder servicing fees - Class R	17,569
Transfer agent fees - Class I	11,780
Reports to shareholders - Class R	1,996
Transfer agent fees - Class R	1,520
Total expenses	31,073,786

Net Investment Income	50,634,979

Realized and Unrealized Loss on Investments:
Net realized loss on investment transactions	(14,044,213)
Change in unrealized depreciation on investments	(244,497,502)
Net loss on investments	(258,541,715)

Net Decrease in Net Assets Resulting
from Operations	$(207,906,736)

Statements of Changes in Net Assets

	year ended	year ended
Operations:	May 31, 2012	May 31, 2011
Net investment income	$50,634,979	$39,454,999
Net realized gain (loss) on investment
transactions	(14,044,213)	37,951,431
Change in unrealized appreciation
(depreciation) on investments	(244,497,502)	627,037,013
Net increase (decrease) in net assets
resulting from operations	(207,906,736)	704,443,443

	year ended	year ended
Capital Share Transactions:	May 31, 2012	May 31, 2011
Shares sold - Class J	551,017,487	839,945,208
Shares sold - Class R	23,392,591	19,763,215
Shares sold - Class I	437,900,081	643,223,401
Shares issued in reinvestment of
dividends - Class J	26,136,633	21,223,874
Shares issued in reinvestment of
dividends - Class R	342,922	148,414
Shares issued in reinvestment of
dividends - Class I	18,408,431	13,429,551
Shares redeemed - Class J	(703,077,911)	(466,998,928)
Shares redeemed - Class R	(10,936,093)	(6,896,607)
Shares redeemed - Class I	(463,057,910)	(176,619,732)
Net increase (decrease)	(119,873,769)	887,218,396

Dividends and Distributions to	year ended	year ended
Shareholders:	May 31, 2012	May 31, 2011
Net investment income - Class J	(26,852,375)	(21,860,971)
Net investment income - Class R	(343,136)	(148,491)
Net investment income - Class I	(21,225,862)	(15,500,369)
Total dividends and distributions	(48,421,373)	(37,509,831)

	year ended	year ended
Increase (Decrease) in Net Assets	May 31, 2012	May 31, 2011
	(376,201,878)	1,554,152,008

	year ended	year ended
Net Assets:	May 31, 2012	May 31, 2011
Beginning of year	4,174,280,457	2,620,128,449
End of year (including undistributed net
investment income of $8,122,437 and
$5,908,831, respectively)	$3,798,078,579	$4,174,280,457

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	11

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of year	$ 29.11	$23.86	$19.47	$26.91	$28.53
Income from investment operations:
Net investment income	0.32	0.27	0.24	0.30	0.27
Net realized and unrealized gains (losses) on investments	(1.80)	5.25	4.39	(6.78)	(1.42)
Total from investment operations	(1.48)	5.52	4.63	(6.48)	(1.15)
Less distributions:
Dividends from net investment income	(0.30)	(0.27)	(0.24)	(0.31)	(0.26)
Dividends from net realized capital gains	—	—	—	(0.65)	(0.21)
Total distributions	(0.30)	(0.27)	(0.24)	(0.96)	(0.47)
Net asset value, end of year	$ 27.33	$29.11	$23.86	$19.47	$26.91
Total return	-5.04%	23.31%	23.85%	-23.90%	-4.08%
Supplemental data and ratios:
Net assets, end of year (000’s)	$ 2,307,634	$2,593,128	$1,776,091	$1,340,826	$1,706,765
Ratio of expenses to average net assets	0.91%	0.92%	0.92%	0.86%	0.85%
Ratio of net investment income to average
net assets	1.18%	1.07%	1.04%	1.47%	0.95%
Portfolio turnover rate	15.80%	6.84%	12.33%	23.59%	8.25%

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class R

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of year	$29.01	$23.78	$19.40	$26.81	$28.43
Income from investment operations:
Net investment income	0.26	0.23	0.20	0.23	0.22
Net realized and unrealized gains (losses) on investments	(1.79)	5.23	4.37	(6.75)	(1.44)
Total from investment operations	(1.53)	5.46	4.57	(6.52)	(1.22)
Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.19)	(0.24)	(0.19)
Dividends from net realized capital gains	—	—	—	(0.65)	(0.21)
Total distributions	(0.26)	(0.23)	(0.19)	(0.89)	(0.40)
Net asset value, end of year	$27.22	$29.01	$23.78	$19.40	$26.81
Total return	-5.26%	23.08%	23.59%	-24.10%	-4.34%
Supplemental data and ratios:
Net assets, end of year (000’s)	$40,216	$29,077	$12,533	$7,562	$18,662
Ratio of expenses to average net assets	1.12%	1.10%	1.12%	1.13%	1.10%
Ratio of net investment income to average net assets	0.96%	0.87%	0.83%	1.18%	0.70%
Portfolio turnover rate	15.80%	6.84%	12.33%	23.59%	8.25%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of year	$29.14	$23.88	$19.48	$26.91	$28.53
Income from investment operations:
Net investment income	0.40	0.37	0.34	0.37	0.30
Net realized and unrealized gains (losses) on investments	(1.80)	5.24	4.36	(6.80)	(1.38)
Total from investment operations	(1.40)	5.61	4.70	(6.43)	(1.08)
Less distributions:
Dividends from net investment income	(0.39)	(0.35)	(0.30)	(0.35)	(0.33)
Dividends from net realized capital gains	—	—	—	(0.65)	(0.21)
Total distributions	(0.39)	(0.35)	(0.30)	(1.00)	(0.54)
Net asset value, end of year	$27.35	$29.14	$23.88	$19.48	$26.91
Total return	-4.76%	23.72%	24.21%	-23.71%	-3.86%
Supplemental data and ratios:
Net assets, end of year (000’s)	$1,450,228	$1,552,075	$831,505	$303,557	$343,250
Ratio of expenses to average net assets	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	1.49%	1.39%	1.33%	1.72%	1.20%
Portfolio turnover rate	15.80%	6.84%	12.33%	23.59%	8.25%

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Annual Report

Notes to the Financial Statements
May 31, 2012

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market

Annual Report	Jensen Quality Growth Fund	15

prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of May 31, 2012, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$3,761,062,001	$3,761,062,001	$—	$—
Total Money
Market Fund	28,665,381	28,665,381	—	—
Total Investments	$3,789,727,382	$3,789,727,382	$—	$—

*	For further information regarding security characteristics, and industry classifications please see the Schedule of Investments.

The Fund did not hold any investments during the year ended May 31, 2012 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2012. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2012, open Federal tax years include the tax years ended May 31, 2009 through 2012. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2012, there were no reclassifications made.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

16	Jensen Quality Growth Fund	Annual Report

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2012	May 31, 2011
Shares sold	20,335,876	31,669,286
Shares issued in reinvestment
of dividends	978,439	823,674
Shares redeemed	(25,946,957)	(17,858,290)
Net increase (decrease)	(4,632,642)	14,634,670
Shares outstanding:
Beginning of year	89,082,721	74,448,051
End of year	84,450,079	89,082,721

	year ended	year ended
Class R	May 31, 2012	May 31, 2011
Shares sold	869,353	724,521
Shares issued in reinvestment
of dividends	12,887	5,743
Shares redeemed	(407,094)	(255,106)
Net increase	475,146	475,158
Shares outstanding:
Beginning of year	1,002,294	527,136
End of year	1,477,440	1,002,294

	year ended	year ended
Class I	May 31, 2012	May 31, 2011
Shares sold	16,216,920	24,717,114
Shares issued in reinvestment
of dividends	687,878	520,046
Shares redeemed	(17,136,856)	(6,794,093)
Net increase (decrease)	(232,058)	18,443,067
Shares outstanding:
Beginning of year	53,265,915	34,822,848
End of year	53,033,857	53,265,915

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2012, were $616,221,165 and $725,951,103, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $48,421,373 and $37,509,831 paid during the years ended May 31, 2012 and 2011, respectively, were classified as ordinary income for tax purposes. There were no long-term capital gain distributions paid during the years ended May 31, 2012 and 2011.

At May 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,071,514,497
Gross unrealized appreciation	$783,751,662
Gross unrealized depreciation	(65,538,777)
Net unrealized appreciation	718,212,885
Undistributed ordinary income	8,122,437
Undistributed long-term capital gain	—
Total distributable earnings	8,122,437
Other accumulated losses	(91,752,956)
Total accumulated gains	$634,582,366

At May 31, 2012, the Fund had total tax basis capital losses of $91,752,956 which may be used to offset future capital gains. Of the total capital losses, $77,761,993 was incurred prior to the effective date of the RIC Modernization Act provisions (See Note 9), and will expire on May 31, 2018. The remaining balance of capital losses amounting to $13,990,963 is characterized as short-term capital losses and may be carried forward indefinitely. The post-RIC Modernization Act capital losses are required to be utilized prior to the capital losses incurred in pre-enactment years, which may expire unused.

On June 20, 2012, the Fund declared and paid a distribution from ordinary income of $6,175,086, $88,647 and $5,428,739 for Class J, Class R, and Class I, respectively, to shareholders of record as of June 19, 2012.

5. Line of Credit
The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 21, 2012. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2012, the rate on the Fund’s line of credit was 2.25%. The fund did not borrow on the line of credit as of and during the year ended May 31, 2012.

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a

Annual Report	Jensen Quality Growth Fund	17

fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

Effective July 1, 2011, the Fund adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2012, Charles Schwab & Co., Inc., for the benefit of its customers, held 44.27% and 30.14% of the outstanding shares of the Class J and Class I share classes respectively. Also, National Financial Services, for the benefit of its customers, held 26.30% of the outstanding shares of the Class I share class. At May 31, 2012, Great-West Life & Annuity Insurance Company and Orchard Trust Company, for the benefit of their customers, owned 26.79% and 26.81%, respectively, of the outstanding shares of the Class R share class.

9. New Tax Law
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the RIC Modernization Act for qualification testing were effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is May 31, 2012 taxable year.

18	Jensen Quality Growth Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), as of May 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended May 31, 2011, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jensen Quality Growth Fund as of May 31, 2012, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
July 27, 2012

Annual Report	Jensen Quality Growth Fund	19

Expense Example - May 31, 2012 (Unaudited)

As a shareholder of Jensen Quality Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (December 1, 2011–May 31, 2012).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

20	Jensen Quality Growth Fund	Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2011
Jensen Quality Growth Fund – Class J	December 1, 2011	May 31, 2012	– May 31, 2012
Actual	$1,000.00	$1,033.90	$4.68
Hypothetical (5% annual return before expenses)	1,000.00	1,020.40	4.65

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2011
Jensen Quality Growth Fund – Class R	December 1, 2011	May 31, 2012	– May 31, 2012
Actual	$1,000.00	$1,032.20	$5.84
Hypothetical (5% annual return before expenses)	1,000.00	1,019.25	5.81

* Expenses are equal to the Fund’s annualized six-month expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2011
Jensen Quality Growth Fund – Class I	December 1, 2011	May 31, 2012	– May 31, 2012
Actual	$1,000.00	$1,035.50	$3.00
Hypothetical (5% annual return before expenses)	1,000.00	1,022.05	2.98

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report	Jensen Quality Growth Fund	21

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Existing Agreement and whether to approve the New Agreement, the Board of Directors (the “Board”), including the Fund’s independent directors (“Independent Directors”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Fund’s existing investment advisory agreement with the Advisor (“Existing Agreement”) and the approval of the new investment advisory agreement with the Advisor (“New Agreement”). The New Agreement was approved by the Fund’s shareholders at a Special Meeting of the Fund’s shareholders on November 10, 2010. The term of the New Agreement commenced on February 28, 2011 and will continue until July 31, 2012 unless terminated earlier in accordance with its terms.

The entire Board first met on January 20, 2010 to consider the planned retirement of Robert Millen and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations. The entire Board met again on April 28, 2010 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. After the April 28 meeting, the Independent Directors met separately with their legal counsel to consider the information provided by the Adviser and identify additional information they needed to evaluate the Existing Agreement and the New Agreement. The entire Board then met again on July 21, 2010 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement. During those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the proposed changes in the Adviser’s ownership and management and the potential impact on the Fund and the Adviser. The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance
The Board examined the investment performance of the Fund compared to the S&P 500 Index and Russell 1000 Growth Index and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories. Performance over one-, three-, five- and ten-year periods for the Fund was provided. The Board noted the favorable performance of the Fund for the three-, five- and ten-year periods compared to its relevant securities indices and comparable categories.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline. They noted that the Adviser’s disciplined approach helped the Fund to be better positioned to weather the significant decline in the market in 2008 and early 2009. As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio
The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% continued to be below the median and the average for its category at similar asset levels, excluding passively managed funds and funds that have no share classes that are offered to retail investors. The Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders. The Board also noted that the advisory fee rate for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

22	Jensen Quality Growth Fund	Annual Report

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of existing institutional clients where the Adviser believes the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%. In addition, the Board noted that the Adviser’s recently revised fee schedule for separate accounts provides for a minimum fee of 0.50% for individual investors and 0.45% for institutional investors.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the median and average of all funds with comparable net assets in its Lipper category but also noted that, when compared to retail class shares of actively managed funds, the Fund’s expense ratio was lower than the median and the average. Compared to retail class shares of actively managed funds in the Fund’s Morningstar category, the Board noted that the Fund’s expense ratio was below the average. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. The Board acknowledged that, with the payment by the Fund of the sub transfer agency recordkeeping and shareholder servicing expenses and fees for certain of the Fund’s omnibus accounts (“Sub TA Fees”), the Fund’s expense ratio had increased during the past year, and was expected to increase further, but remain lower than the Lipper and Morningstar averages for retail-class shares of actively managed funds. In addition, the Board acknowledged that although under the New Agreement the Fund would be authorized to pay, subject to prior approval of the Board, certain costs of the Fund’s Compliance Personnel now paid by the Adviser, such costs were not expected to increase materially the Fund’s expense ratio. Otherwise, the Board noted, the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser
The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2009 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. Even after adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms. It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser had paid certain administrative expenses of the Fund and pays the cost of the Fund’s Chief Compliance Officer, though it noted that under the New Agreement the Fund would be authorized, subject to prior Board approval, to pay for certain costs of the Fund’s Compliance Personnel in the future. The Board also noted that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent eight years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits. In addition, the Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board noted, however, that when adjustments for certain marketing revenues and expenses were made, the profit margins were similar. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts and that economies of scale are realized with respect to managing one mutual fund compared to managing approximately 300 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies. The Board noted that the Adviser’s profitability from the Fund for 2010 was projected to increase as a result of the higher asset levels of the Fund and the payment by the Fund of the Sub TA Fees, which began in October 2009. The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.92% for the fiscal year ended May 31, 2010, but was expected to increase with the payment by the Fund of

Annual Report	Jensen Quality Growth Fund	23

the Sub TA Fees for the full year. Regarding the issue of breakpoints, although the Fund’s assets increased during the past year, the Board observed from the data presented that many comparable funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time, but determined to reexamine the issue as Fund assets increase.

Other Benefits
The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and had recently started a new fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations
The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 21, 2010 (i) to renew the Existing Agreement for a one-year period until July 31, 2011 and (ii) to approve the New Agreement and recommend that shareholders approve the New Agreement.

2. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2012.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.10% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Jensen Quality Growth Fund	Annual Report

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Roger A. Cooke J.D. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – present); Executive Vice President –Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – present).

Thomas L. Thomsen, Jr. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Director Emeritus Louis B. Perry, Ph.D The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1918	Director Emeritus	Indefinite Term; Served since inception (at times as Director Emeritus).	Retired	1	None

Annual Report	Jensen Quality Growth Fund	25

Interested Directors and Officers

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Val E. Jensen* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Retired, Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004). Chairman (since 2002) and Director (since 1992) of the Fund.	1	None

Gary W. Hibler, Ph.D.* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.	President and Director of Jensen Investment Management, Inc. (February 2007 – present); Director of Operations of Jensen Investment Management, Inc. (2004 – February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

26	Jensen Quality Growth Fund	Annual Report

Interested Directors and Officers continued

# of Portfolios
in Fund
	Position(s)	Term of Office and		Complex
	Held with	Length of Time	Principal Occupation During	Overseen	Other Directorships
Name, Age and Address	the Company	Served**	Past Five Years	by Director	Held by Director

Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007), Vice President, Treasurer and Director (February 2007 – present), and Chief Compliance Officer (February 2007 – March 2011) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served as Vice President since January 2011.	Director and Vice President of Jensen Investment Management, Inc. (2002 – present)	N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served as Vice President since January 2011.	Director and Vice President of Jensen Investment Management, Inc. (2002 – present).	N/A	N/A

* This individual is an “interested person” of the Fund within the meaning of the 1940 Act.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.
The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling 1-800-221-4384

Annual Report	Jensen Quality Growth Fund	27

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JNRPANNU	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s N-CSR filed on 8/9/2004.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2012	FYE 5/31/2011
Audit Fees	19,500	19,500
Audit-Related Fees	0	0
Tax Fees	3,000	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2012	FYE 5/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2012	FYE 5/31/2011
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	8/2/12

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	8/2/12

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	8/2/12

* Print the name and title of each signing officer under his or her signature.